Exhibit 10.13(b)

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Credit and Security Agreement, dated as of May 31, 2013 (this “First Amendment”) is by and among Smithfield Receivables Funding LLC, a Delaware limited liability company (“Borrower”), Smithfield Foods, Inc., a Virginia corporation (“Smithfield”), as initial servicer (the “Servicer” together with Borrower, the “Loan Parties” and each, a “Loan Party”), Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”), in its capacity as administrative agent (the “Administrative Agent” collectively with the Administrative Agent and Co-Agents, the “Agents”) and in its capacity as letter of credit issuer (the “Letter of Credit Issuer”), and the Lenders and the Co-Agents from time to time party to that certain Amended and Restated Credit and Security Agreement. Each of the Loan Parties, the Agents, the Letter of Credit Issuer, the Lenders and the Co-Agents may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Amended and Restated Credit and Security Agreement dated as of January 31, 2013 among the Loan Parties, the Agents, the Letter of Credit Issuer, the Lenders and the Co-Agents (as amended prior to the date hereof, the “Original Agreement”); and

WHEREAS, the Parties desire to amend the Original Agreement in the manner set forth in this First Amendment and in accordance with Sections 7.1(g) and 14.1(b) of the Original Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I
AMENDMENT

Section 1.1    Amendment. With effect from May 1, 2013:

(a)
the last sentence of Section 1.7(a)(i) of the Original Agreement shall be hereby amended by deleting the reference to “US Originators” therein, and replacing it with “Originators (other than the Canadian Originator)”; and

(b)	the definition of “Scheduled Termination Date” in Exhibit I to the Original Agreement shall be hereby amended by deleting the reference to “June 9, 2014” therein, and replacing it with “May 1, 2016”.

Section 1.2     Effect of Amendment. Except as expressly set forth herein, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 1.3    References. On and after the effective date of this First Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of similar import referring to the Original Agreement, and each reference in the other Transaction Documents to the “Credit and Security Agreement”, “thereunder”, “thereof” or words of similar import referring to the Original Agreement, shall mean a reference to the Original Agreement, as amended by and in accordance with this First Amendment.

ARTICLE II
REPRESENTATIONS

Section 2.1.    Each of the Loan Parties represents and warrants to the Agents and the Lenders on the date hereof that it has duly authorized, executed and delivered this First Amendment and that this First Amendment constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)).
Section 2.2. Each of the Loan Parties further represents and warrants to the Agents and the Lenders that, as of the date of this First Amendment: (a) each of the representations and warranties made by it pursuant to Section 5.1 of the Original Agreement is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (b) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

ARTICLE III
MISCELLANEOUS

Section 3.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

Section 3.2    Headings. The section headings contained in this First Amendment are for reference purposes only and shall not affect the meaning or interpretation of this First Amendment.

Section 3.3    Amendment. No provision of this First Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 3.4    Counterparts. This First Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Section 3.5    Transaction Document. This First Amendment shall constitute a Transaction Document.

Section 3.6    Miscellaneous. Sections 14.5, 14.8, 14.9, 14.10 and 14.11 of the Original Agreement are incorporated by reference in and shall apply to this First Amendment as if set out herein in their entirety.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed as of the date first above written.

SMITHFIELD RECEIVABLES FUNDING LLC, AS BORROWER

By: SFFC, Inc., its managing member

By: /s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

Address:	3411 Silverside Rd, 103 Baynard Bldg
Wilmington, DE 19810
Attention: Jeffrey Porter
Telecopy No: 302-477-1300 Ext. 103
Facsimile No: 302-477-1332

With a copy to:
c/o Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430,
Attention: Timothy Dykstra
Telecopy No: 757-365-3070

SMITHFIELD FOODS, INC., AS SERVICER

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

Address:	Smithfield Foods, Inc.
200 Commerce Street
Smithfield, VA 23430,
Attention: Robert Manly
Telecopy No: 757-365-3025
and Ken Sullivan
Telecopy No: 757-365-3070

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, AS LETTER OF CREDIT ISSUER AND AS A COMMITTED LENDER

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

By: /s/ Dana Hartman
Name: Dana Hartman
Title: Executive Director

Address:	Securitization - Transaction Management Rabobank International 245 Park Avenue New York, NY 10167 Phone: (212) 808-6816 Fax: (914) 304-9324

NIEUW AMSTERDAM RECEIVABLES CORPORATION,
AS A CONDUIT

By: /s/ Damian Perez
Name: Damian Perez
Title: Vice President

Title:
Address:    Nieuw Amsterdam Receivables Corp.
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, NY 11747
Attention: JR Angelo
Phone:     (631) 930-7202
Fax:         (212) 302-8767
Email:        jrangelo@gssnyc.com; ddeangelis@gssnyc.com